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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       AUGUST 15, 1997
                                                --------------------------------


                          MELAMINE CHEMICALS, INC.
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             (Exact name of registrant as specified in its charter)






   DELAWARE                        0-16032                    64-0475913
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(State or other jurisdiction     (Commission        (IRS Employer Identification
   of incorporation)             File Number)                     No.)




   HIGHWAY 18 WEST
DONALDSONVILLE, LOUISIANA                                        70346
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICER)                      (ZIP CODE)




Registrant's telephone number, including area code         (504) 473-3121
                                                  ------------------------------






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ITEM 5.  OTHER EVENTS

     On August 15, 1997, the Registrant issued the press release filed herewith as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

     Exhibits.

     99.  Press release dated August 15, 1997.

     99.1 Letter dated August 14, 1997 from Paul W. Chellgren to James W. Crook.

     99.2 Letter dated August 15, 1997 from James W. Crook to Paul W. Chellgren.




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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MELAMINE CHEMICALS, INC.




Date:  August 15, 1997              /s/ Wayne D. DeLeo
                                    ----------------------------------------
                                    Wayne D. DeLeo
                                    Vice President & Chief Financial Officer


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                               INDEX TO EXHIBITS



    Exhibit                                                            Page
      No.                           Exhibit                           Number
    -------   ----------------------------------------------------    ------

     99       Press Release dated August 15, 1997                      5

     99.1     Letter dated August 14, 1997 from Paul W. Chellgren
              to James W. Crook                                        6

     99.2     Letter dated August 15, 1997 from James W. Crook
              to Paul W. Chellgren                                     7

